UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2023

SPRINGWATER SPECIAL SITUATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40757	85-3501488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

405 Lexington Avenue, 44th Floor

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	SWSSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SWSS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	SWSSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 27, 2023, Springwater Special Situations Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to vote upon, among other proposals, a proposal to amend (the “Amendment”) the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from February 28, 2023 to August 28, 2023 (the “Extension Amendment Proposal”). Also as previously disclosed, prior to the Special Meeting the Company’s board of directors approved a dividend of rights (“Rights”) to holders of public shares of Common Stock (the “Public Shares”, each a “Public Share”) who did not seek redemption of their Public Shares in connection with the vote upon the Extension Amendment Proposal. Each Right entitles the holder to receive one-twelve-and-a-half (1/12.5) of a share of Common Stock upon consummation of the Company’s initial business combination. Common Stock will only be issued in respect of Rights adding up to a full share of Common Stock.

In connection with the dividend, on March 2, 2023, the Company entered into a rights agreement between the Company and Continental Stock Transfer and Trust Company as rights agent in the form attached hereto as Exhibit 4.1 (the “Rights Agreement”).

The description of the Rights and Rights Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Rights Agreement and form of Right certificate, copies of which have been filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2023

SPRINGWATER SPECIAL SITUATIONS CORP.

By:	/s/ Martin Gruschka
Name:	Martin Gruschka
Title:	Chief Executive Officer

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